                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 31, 2002


                         Fleet Credit Card Funding Trust
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II


         United States                333-73728-01            23-3101310
                                   and 333-73728-02
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification Number)

       300 North Wakefield Drive
          Suite: DE EH 60002 P
            Newark, Delaware                           19702
---------------------------------------              ----------
(Address of Principal Executive Office)              (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On October 31, 2002 the Fleet Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  4.1     Series 2002-B Supplement dated as of October 31, 2002.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEET CREDIT CARD FUNDING TRUST
                                              On behalf of the Fleet Credit Card
                                              Master Trust II

                                            By: /s/ Jeffrey A. Lipson
                                               ------------------------
                                            Name:  Jeffrey A. Lipson
                                            Title:   Vice President
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                                  EXHIBIT INDEX


Exhibit                                     Description
-------                                     -----------
4.1               Series 2002-B Supplement dated as of October 31, 2002.